Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Profitability: Operating Income up 48.5%; Net Loss Reduced by 82% Net Loss of $654,000 Includes Incremental $612,000 FAS 123(R) Slide 2 Q1 2006 Financial Highlights Growth: Total Revenue up 6.4% Digital Platform in 65% of Network 50 Consecutive Increases of Comparative Quarterly Revenue Cash Flow Generation: Cash from Operations up 21% Twelve Months Trailing Net Free Cash Flow of $16.6 Million

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 258 262 266 65.9 270.4 272.9 275.8 70.2 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 3 Q1 Revenue Growth + 7.0% + 3.4% + 6.4% Digital Platform Installed in More Than 65% of Rooms Improved Revenue Per Room Metrics

Q1 2005 Q1 2004 % Change Movie Revenue $ 17.11 $ 16.42 4.2% Other Interactive Services 5.55 5.44 2.0% Total Per Guest Pay Room $ 22.66 $ 21.86 3.7% Q1 Revenue Analysis Slide 4 Increase Not Attributable To Any Specific Genre or Movie Titles 6% Lower Revenue From Top 10 Movies in Q1 '06 as Compared to Q1 '05 TV Internet Initiative Negatively Impacted Other Interactive Services $(0.10) Per room per month

Costs & Operating Expenses Slide 5 Q1 2006 Q1 2005 % of Rev Direct Costs $10.19 45.0% $ 9.66 44.3% Guest Pay Operations 2.92 12.5% 2.94 13.1% SG&A 2.29 9.8% 2.07 9.2% Depreciation & Amortization 5.62 24.1% 6.13 27.3% Total Costs & Op Expenses $21.02 91.4% $20.80 93.9% Direct Costs - "Pay for Performance" Hotel Commissions SG&A Exclusive of Share-Based Compensation was $2.07 Per Room Depreciation Decreasing with Lower Installation Costs Per Room Per Month % of Rev

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 85 21.8 87.7 89.2 90.2 22.1 91.8 92 92.3 23.6 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 6 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment + 8.6% + 1.4% + 6.8%

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 9.7 11.4 13 4 17.8 20.1 22.7 6.1 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 7 Operating Income (in millions) $2.1 $4.0 $ 6.0* * Includes Incremental $612,000 of Share-Based Compensation Expense - FAS 123(R)

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q1 '06 2003 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -24.6 -22.7 -20.8 -3.6 -0.7 -35.052 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 8 (in millions) Q1 '04 Q1 '05 Q1 '06 Q1 Net Loss $6.2 $3.6 * Includes Incremental $612,000 of Share-Based Compensation Expense - FAS 123(R) $0.65* + $1.0 Interest + $2.0 Operations

Cash Flow Analysis Q1 '06 Q1 '06 Q1 '05 % Chg Cash from Operations $ 22.0 $ 68.0 $ 60.5 12.4% Corp Capital / Minor Extensions (4.2) (14.5) (12.9) Digital Renewal Investment * (4.3) (15.0) (14.2) Pre-Expansion Cash Flow $ 13.5 $ 37.2 $ 33.9 9.7% New Room Investment ** (4.0) (22.0) (27.3) Post- Expansion Cash Flow $ 9.5 $ 16.6 $ 6.3 164.7% *Digital Upgrade Rooms 16,551 56,960 51,897 9.8% **New Digital Rooms 12,574 65,434 76,434 -14.4% (in millions) Slide 9 TTM TTM

Leverage Metrics Debt $ 278.7 $ 312.7 Debt Net of Cash $261.8 $279.8 Total Debt Leverage Ratio 3.0x 3.5x Net Debt Leverage Ratios 2.8x 3.1x Q1 2006 Reduced Debt by $10 Million in January 2006 Additional Debt Reduction of $10 Million in 2006 (in millions) Q1 2005 Slide 10

Q2 & Full Year 2006 Guidance Q2 '06 Range FY' 06 Range Revenue $ 70.0 - $ 72.0 $ 285.0 - $293.0 Operating Income $ 6.0 - $ 7.0 $ 24.5 - $ 28.0 Net Income/Loss $ (0.5) - $ 0.5 $ (1.0) - $ 2.5 EPS (Loss) $ (.02) - $ .02 $ (.05) - $ .14 Adjusted Operating Cash Flow $ 24.0 - $ 25.0 $ 94.0 - $ 97.5 Free Cash Flow $ 1.0 - $ 2.0 $ 16.0 - $ 19.0 Capital Investment $ 12.0 - $ 13.0 $ 54.0 - $ 56.0 Slide 11 (in millions except per share)

Growth Initiatives: Digital Platform Focused Healthcare Initiative Q1 Success: 5 Contracts On Pace with 2006 Goals Advertising Initiative Banner Ads VOD Content Virtual Channels IdleAire Initiative First 5 Installations In Process Cash Flow Without Capital Slide 12

Current Valuation Metrics Q1 2006 Average Shares Outstanding 18,259 Cash from Operations $ 3.72 Pre-Expansion Cash Flow $ 2.04 Post-Expansion Cash Flow .91 Entity Value per Subscriber*(Room) $ 576 Entity Value/Adjusted OCF 6.1x (per outstanding share) (in thousands) * Calculation Based on 4/19/06 Share Price of $17.28 Slide 13 TTM

(c) Copyright 2006 LodgeNet Entertainment Corporation All rights reserved.

(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income Slide 15